EXHIBIT 10.49

Steven C. Bierman

President

CNH Capital America, LLC

February 15, 2013

VIA ELECTRONIC AND OVERNIGHT DELIVERY

Titan Machinery, Inc.
644 E. Beaton Dr.

West Fargo, ND 58078

Attn: Mr. David Meyer

Re: Confirmation of Extension of Credit

Dear Mr. Meyer:

This letter is to confirm that effective August 31, 2012, the term of the Amended and Restated Wholesale Floor Plan Credit Facility and Security Agreement, dated November 13, 2007 (the “Agreement”) by and between Titan Machinery, Inc. and CNH Capital America LLC was extended, in accordance with Section 2.03, for an additional twelve (12) month period and thereafter, will automatically renew for successive twelve month periods unless ninety (90) days’ prior written notice is given to the other party of the Agreement’s termination.

If you have any questions, please contact me at (262) 636-6105.

Sincerely,

/s/ Steven C. Bierman

Steven C. Bierman
President
CNH Capital America, LLC

Acknowledged:

Titan Machinery, Inc.

By:	/s/ David J. Meyer
	David J. Meyer	Title: CEO